SNAPADVANCES
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136 East South Temple, Ste. 2420, Salt Lake City, UT 84111

P: 516.247.1909 F: 516.686.0676

Purchase and Sale Agreement for Future Receivables ("Agreement")[1]

ACH without Notary

SELLER INFORMATION

Business Legal Name of Merchant: Medical Imaging Corp

D/B/A: Medical Imaging Corp Date Business Started: 12/01/2000

Date that the Guarantors became legal owners of the Merchant business: 12/01/2000

State of Incorporation/Organization: NV

Type of Entity: Corporation

Federal Tax ID #: 980493698 State Tax ID #: ________

Physical Address: 848 N Rainbow Blvd

City: Las Vegas State: NV Zip: 89107

Business Phone #: (647) 288-1508 Cell Phone #: ________ Fax #: (647) 288-1509

Email Address: mitch@medimagingcorp.com Web Site URL: medimagingcorp.com

OWNERS/GUARANTORS INFORMATION

Name of Owner or Principal #1: Mitchell Geisler Email Address: mitch@medimagingcorp.com

Date of Birth: 12/05/1970 SSN: XXX-XX-6320 % owned of Business: 72.00 %

Contact Phone Number: (647) 288-1508 Secondary Contact Phone Number: (647) 961-7234

Residential Address: 157 Adelaide St W #603 Toronto, ON M5H 1P9 Toronto, Canada_Other 00001

Name of Owner or Principal #2: ________ Email Address: ________

Date of Birth: ________ SSN: ________ % owned of Business: ________

Contact Phone Number: ________ Secondary Contact Phone Number: ________

Residential Address: ________

Name of Owner or Principal #3: ________ Email Address: ________

Date of Birth: ________ SSN: ________ % owned of Business: ________

Contact Phone Number: ________ Secondary Contact Phone Number: ________

Residential Address: ________

[1] This Purchase and Sale Agreement for Future Receivables and any addenda or riders attached hereto, including but not limited to the limited Personal Guarantee and the Seller ACH Authorization Form, shall hereinafter be referred to as this "Agreement".

Seller's Initials ________ Initials here

TERMS OF THE AGREEMENT

Snap Advances LLC (together with its successors and/or assigns as provided for herein, the ("Buyer")) hereby purchases from the merchant set forth above (the "Seller"), a percentage, as specified below (the "Purchased Percentage"), of Seller's future accounts, contract rights and other obligations arising from or relating to each payment of money from Seller's customers or from third party payors (the "Receipts", which include all payments whether in the form of cash, check, credit card, debit card, bank card, electronic transfer or other form of monetary payment), until the Buyer has received the amount specified below (the "Purchased Amount") for the purchase price ("Purchase Price") set forth below:

- **Purchase Price:** **$ 60,000.00**
- **Specific Purchased Percentage:** **10 %**
- **Specific Daily Amount:** **$ 509.00**
- **Purchased Amount:** **$ 86,400.00**

In partial consideration for the foregoing, Seller shall designate one depositing account (the "Account") into which Seller agrees to deposit all of its Receipts. Seller hereby authorizes Buyer to take from the Account on a daily basis the Purchased Percentage from each payment received by Buyer, until such time as Buyer receives payment of the full Purchased Amount. In an effort to approximate the anticipated Purchased Percentage, Seller hereby authorizes Buyer to initiate electronic check or ACH debit payments from the Account on a daily basis equal to the Specific Daily Amount. Seller is responsible for ensuring that the Purchased Percentage to be debited to Buyer remains in the Account and will be held responsible for any fees incurred by Buyer resulting from a rejected electronic check or ACH attempt. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer ACH debiting the account for the Specific Daily Amount. Seller shall provide to the Buyer its prior month's bank statement on the fifteenth day of each month following the close of the prior month. Based on the Seller's bank statements, Buyer shall periodically reconcile the Account by either crediting or debiting the difference from or back to the Account so that the amount debited per month equals the Specified Percentage Amount.

1. PROCESSING AGREEMENT

Section 1.1 ACH Authorization. Seller agrees to complete and execute the attached ACH Authorization Form to provide Buyer with all authorization, access and information necessary for Buyer to identify the Account and initiate electronic check or ACH payments from the same for the benefit of Buyer.

(a) Seller authorizes its bank and all applicable third parties to provide to Buyer and its agents all information necessary to permit them to determine the amount to be paid to Seller from all receipts, and to initiate such electronic check or ACH payments.

(b) This authorization to initiate electronic check or ACH debit payment may only be revoked with the prior written consent of the Buyer. In the event that the Buyer determines, in its sole discretion, that the bank, credit union or other financial institution holding the Seller's Account ("Seller's Bank") is no longer acceptable, the Seller shall have three (3) business days, upon receipt of written notice from the Buyer, to stop processing its Receipts through the Seller's Bank and to enter into a banking relationship with a bank or financial institution acceptable to the Buyer that will open an account through which all Receipts will be deposited and processed. If Seller refuses to switch its bank as required by Buyer, this shall be considered a material breach of this Agreement and an event of default according to Section 4.8 of this Agreement, and Buyer shall be entitled to remedies outlined in Section 4.9 of this Agreement.

The Seller agrees to execute any documents and/or agreements in order to implement the foregoing.

Section 1.2 Liability.

(a) The Seller hereby holds the Buyer harmless for any and all liabilities that may arise as a result of any actions taken by the Seller's Bank which is not expressly provided or explicitly stated herein.

(b) Seller shall indemnify the Buyer against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Buyer as a result of enforcing its rights under this Agreement and/or in defense of a claim by a third party against the Buyer based upon its relationship with the Seller in this Agreement.

(c) Buyer shall not be otherwise liable for any claims, losses or other damages under any agreement of Seller with any third party.

(d) In no event will Buyer be liable for any claims asserted by Seller under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages; each of which is expressly and implicitly waived by Seller. This waiver shall include any damages to Seller arising from or related to Buyer's temporary halt or permanent termination of Seller's utility services to its business after default, as provided for under the Power of Attorney (Utilities) between the parties.

Section 1.3 Bank Charge. The Buyer and the Seller understand that the Seller's Bank may charge a fee for processing electronic check or ACH debit receipts, which charges or fees shall be the responsibility of the Seller. The Purchased Percentage shall be based upon the Seller's gross daily Receipts. Once an amount is remitted to Buyer by Seller, such amount shall not be refundable except upon reconciliation by the Buyer, as set forth above.

Section 1.4 Other Banks. The Seller hereby authorizes the Buyer to contact any current or prior bank, credit union or financial institution used by the Seller in order to obtain whatever information it may require regarding the Seller's transactions with any such financial institution.

Such information may include, but is not limited to, information necessary to verify the amount of Receipts customarily received by the Seller from its customers or from third party payors.

Seller's Initials________ Initials here

In addition to the foregoing, the Seller authorizes the Buyer to contact any current or prior bank, credit union or financial institution of the Seller in order to confirm that the Seller is exclusively using the Seller's Bank for the processing of all payments received from its customers or third party payors in accordance with this Agreement.

2. SELLER / GUARANTOR AUTHORIZATIONS

Section 2.1 Credit Information. Seller and each of the guarantors listed below (together, "Guarantor"), each authorize Buyer and any credit reporting service engaged by Buyer to investigate its/their creditworthiness, financial responsibility and credit history, and each directs such credit reporting service to provide to Buyer other financial statements, tax returns, references or other financial information of the Seller and any Guarantor as Buyer deems necessary, prior to or subsequent to the execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of Seller's and any Guarantor's credit and financial information. Seller authorizes Buyer to update its credit and financial profile from time to time in the future, as Buyer deems appropriate. An investigative or consumer report may be made in connection with this Agreement.

Section 2.2 Monthly Statements. Seller shall provide to the Buyer its prior month's bank statement showing all collections and receipts, on the fifteenth day of each month following the close of the prior month.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

Seller and Guarantor(s) hereby represent, warrant and covenant that as of this date and during the term of this Agreement:

Section 3.1 Seller's Conduct. Until the Buyer has been paid in full hereunder, Seller shall: (i) exclusively use the Account at the Seller's Bank into which all of Seller's Receipts shall be deposited; (ii) not take any action to reduce or divert the deposit of any Receipts from any payments received by the Seller into the Account or permit any event to occur which could have an adverse effect on the deposit of any Seller's Receipts into the Account; (iii) not take any action or inaction that would stop, delay or in any way limit any authorization to initiate ACH or electronic check payment from the Account to the Buyer; (iv) not change or permit the change of the Account or the Seller's Bank, or start processing payments received from Seller's customers or third party payors through any account other than the Account identified to the Buyer, without the express prior written consent of the Buyer; (v) not change the Account name, password or other access information relating to the Account from which ACH or electronic check payments are to be made without giving Buyer at least ten (10) business days prior written notice of such change, or otherwise block an ACH as agreed to in this Agreement; (vi) not sell, dispose, convey or otherwise transfer any portion of its business or all or any portion of its assets, in each case, without the express prior written consent of the Buyer, and without assignee's assumption of all of the Seller's obligations under this Agreement pursuant to terms and documentation satisfactory to the Buyer; (vii) not sell, dispose, convey, pledge, encumber or otherwise transfer (either voluntarily or involuntarily) any of its Receipts; (viii) disclose to the Buyer the existence of any security interest or lien upon its Receipts and shall not grant any security interest or lien upon its Receipts in the future without Buyer's prior written consent; (ix) not incur any debt on its Receipts without the express prior written consent of the Buyer; (x) not commit fraud, which shall include the failure to disclose to Buyer that a security interest or lien exists upon the Receipts of the business prior to receiving funds from the Buyer; (xi) not close the business on account of Seller's or Guarantor's fraud, intentional misrepresentation or criminal conduct; (xii) and make commercially reasonable and good faith efforts to operate its business in a manner at least as effective as it was operating as of the date of this Agreement.

Section 3.2 Business Information. Seller's financial statements and information, copies of which have been furnished to Buyer, and future statements which will be furnished hereafter at the request of Buyer, fairly and accurately represent the financial condition of the Seller at such dates, and since those dates there has been no material adverse change, financial or otherwise, in such condition, operation or ownership of Seller. Seller has a continuing, affirmative obligation to advise Buyer of any adverse change in its financial condition, operation or ownership. Seller's failure to do so is deemed to be a material breach of this Agreement.

Section 3.3 Reliance on Information. The Seller acknowledges that the information (financial and other) provided by the Seller has been relied upon by the Buyer in connection with its decision to purchase the Receipts of the Seller.

Section 3.4 Governmental Approvals. The Seller possesses and is in compliance with all permits, licenses, approvals, consents and other authorizations necessary to conduct its business. The Seller is in compliance with any and all applicable federal, state and local laws and regulations. The Seller possesses all requisite permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

Section 3.5 Authorization. The Seller, and the person(s) signing this Agreement on behalf of Seller, has full power and authority to enter into and perform the obligations under this Agreement, all of which have been duly authorized by all necessary and proper action of the Seller.

Section 3.6 Legally Binding. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller and each Guarantor in accordance with its terms.

Section 3.7 No Violation. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement will: (i) violate any federal, state, local or foreign laws, statutes, rules, regulations, ordinances, permits, certificates or requirements applicable to the Seller or its business; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound or to which any of its assets are subject (or result in the imposition of any security interest or

Seller's Initials ________ Initials here

lien of any kind upon any of its assets, other than as granted to the Buyer hereunder). Seller does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party or any governmental agency, authority, court, department or other instrumentality thereof, in order for the parties to consummate the transactions contemplated by this Agreement.

Section 3.8 Insurance. The Seller shall maintain business interruption insurance naming the Buyer as loss payee and additional insured up to the Purchased Amount, and shall provide Buyer proof of such insurance upon request.

Section 3.9 Change of Name, Location, Etc. The Seller will not conduct its businesses under any name other than as disclosed to the Buyer, or change any of its places of business as previously disclosed to the Buyer, unless written approval has been received from Buyer. In addition, Seller will not change its legal name, entity type or state of formation, unless it has provided the Buyer with not less than thirty (30) days prior written notice thereof and any documents, agreements and information reasonably requested by the Buyer with respect thereto.

Section 3.10 Conduct of Business. Seller shall continue to conduct its business consistent with past practice as disclosed to the Buyer, and shall comply with all of the terms and conditions necessary to maintain active and open the Account at Seller's Bank.

Section 3.11 Operation of Business. Seller has no present intention of closing its business or ceasing to operate its business, either permanently or temporarily. If Seller closes its business on account of Seller's or Guarantor's fraud, intentional misrepresentation or criminal conduct, then the Guarantor shall be liable for all outstanding amounts owed hereunder.

Section 3.12 Business Purpose. Seller is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Seller is entering into this Agreement for its business purpose and not as a consumer for personal, familial or household purposes.

Section 3.13 Seller Not Indebted to Buyer. The Seller is not a debtor of the Buyer as of the date of this Agreement.

Section 3.14 Exclusive Use of Account. Seller understands and agrees that the Account disclosed to the Buyer is the exclusive account through which the Seller must deposit and process all payments it receives from its customers or third party payors related to its business.

Section 3.15 Solvency. As of the date hereof, Seller is solvent, and is not contemplating bankruptcy or insolvency proceeding.

Section 3.16 Litigation. None of Seller, its shareholders, officers or directors is a party to any pending litigation that would have an impact on this Agreement.

4. ADDITIONAL TERMS.

Section 4.1 Sale of Receipts. The Seller and the Buyer acknowledge and agree that the Purchase Price paid by the Buyer in exchange for the Purchased Amount of Receipts is a purchase of the Purchased Amount. This transaction is absolute and irrevocable and is not intended to be, nor shall it be construed as, a loan from the Buyer to the Seller. All Receipts purchased by the Buyer hereunder arise from and represent a bona fide sale by the Seller to a customer or third party payor. All Receipts purchased by the Buyer shall be owned by and delivered to the Seller free and clear of all encumbrances. Seller, Buyer and Guarantor each acknowledge and agree that it is not a "consumer" with respect to this Agreement or the underlying transaction, and that neither this Agreement nor any guarantee related hereto shall be construed as a consumer transaction. In the event any amounts paid to Buyer under the Purchased Amount is the subject of a chargeback or similar charge by the Seller's Bank, the then outstanding balance of the Purchased Amount shall be increased by the amount of such chargeback or similar charge and shall be paid to Buyer from Receipts.

Section 4.2 Collection of Receipts. As provided herein, the Purchased Percentage of Receipts due to the Seller shall be collected by Buyer from electronic check or ACH payments initiated by Buyer or its agents. In the event that Seller changes or permits the change of the Account identified to the Buyer or adds an additional account into which Receipts are deposited, Buyer shall have the right, but not the obligation, without waiving any of its rights and remedies and without notice to Seller or any Guarantor, to notify the financial institution holding such account of the sale of Receipts hereunder and to direct such financial institution to make payment or honor an electric check or ACH to the Buyer of all or any portion of the amounts received by such financial institution until all amounts hereunder have been paid in full. Seller hereby grants to Buyer an irrevocable power of attorney, which power of attorney shall be coupled with an interest, and hereby appoints the Buyer or any of Buyer's representatives as Seller's attorney in fact, to take any and all action necessary to direct such financial institution to make payment or to honor an electronic check or ACH to the Buyer as contemplated by this Section 4.2.

Section 4.3 Terms of Agreement. This Agreement shall be in full force and effect until Buyer has received all amounts due and owing hereunder, including but not limited to the Purchased Amount.

Section 4.4 Right to Repurchase. The Seller and Buyer acknowledge that Seller has the right to repurchase the Purchased Amount of Receipts at any time from the Buyer as long as Seller pays to Buyer the full Purchased Amount.

Section 4.5 Due Diligence. Seller authorizes Buyer to conduct background, onsite and financial examinations of Seller, which may include without limitation, address verifications for up to ten (10) years; verification of the status of the licenses, permits, authorizations and/or governmental filings of Seller; verification of insurance coverage; verification of good business practices through the appropriate agencies; and a search for bankruptcies, liens or judgments in all jurisdictions where business functions have been conducted. Upon reasonable notice by Buyer, any onsite examination may include, without limitation, verifications that business is conducted as represented by Seller at all sites where it conducts business.

Seller's Initials ________ Initials here

The financial examination may include, without limitation, a review of Seller's current financial statements, most recent annual reports, tax returns for the previous three (3) years and all documentation supporting employee bonds and insurance policies of Seller. If Seller is not publicly held, Buyer, or its agents, may conduct background and financial examinations of all principals owning five (5%) percent or more of Seller for information regarding the principal's criminal history for all jurisdictions where the principal has resided and has been employed, and may conduct a review of the credit standing of the principal in all jurisdictions where the principal has resided or been employed.

Section 4.6 Grant of Security Interest. The Buyer and Seller agree that this is a sale and not a loan arrangement; however, out of an abundance of caution, and to secure the performance of Seller's obligations hereunder, Seller grants to Buyer a continuing security interest in (i) all of Seller's Cash, Cash proceeds, Accounts, Chattel Paper and Instruments (as such terms are defined in the Uniform Commercial Code as in effect in the State of Utah (the "UCC")) related to the Receipts, (ii) all Receipts, as herein defined, and (iii) all products and proceeds thereof. Buyer shall have all rights and be entitled to all benefits afforded to a secured creditor under the UCC or otherwise at law. Seller authorizes Buyer to file and/or record such further instruments, agreements or undertakings, and such certificates of title, financing and continuation statements and other instruments, as the secured party may deem necessary or desirable to perfect, protect and preserve the security interests hereby granted in the Receipts. Nothing contained in this Section 4.6 shall be construed to change the parties' intent under this Agreement to effect a final sale of the Receipts up to the Purchased Amount as opposed to a secured loan or any other type of loan transaction.

Section 4.7 Inspection of Premises. Seller agrees to give Buyer, upon demand, and without the need to provide prior notice, immediate and complete access to Seller's business premises, records, bank account information, and contracts in order to verify Seller's compliance with any aspect of this Agreement.

Section 4.8 Event of Default. The following events shall each constitute an "Event of Default" under this Agreement: (a) Seller violates or fails to comply with any term, covenant, representation or condition in this Agreement; (b) any representation or warranty made by Seller in this Agreement shall prove to have been incorrect, incomplete, false or misleading in any material respect when made; (c) Seller changes, closes or stops using exclusively the Account identified to the Buyer for Receipts without Buyer's prior written permission, or fails to deposit all of its Receipts in the Account identified to the Buyer; (d) Seller permits any event to occur (either voluntarily or involuntarily) that could or does cause a diversion of any Receipts to an account other than the Account identified to the Buyer; (e) Seller takes any action or inaction that would stop, delay or in any way limit any authorization to initiate ACH or electronic check payments from the Account to the Buyer; (f) Seller changes or permits the change of the Account or the Seller's Bank, or starts processing payments received by its customers or third party payors through any account other than the Account identified to the Buyer, without the express prior written consent of the Buyer; (g) Seller changes the Account name, password or other access information relating to the Account without giving Buyer at least ten (10) business days prior written notice of such change, or otherwise blocks an ACH for the benefit of the Buyer; (h) Buyer fails to have valid and unencumbered ownership in and to the Purchased Percentage of Receipts; (i) there is any material adverse change in the operation of Seller, or any other event which materially and negatively affects the ability of Seller to perform its obligations hereunder; or (j) Seller sells, disposes, conveys or otherwise transfers any portion of its business or all or any portion of its assets, in each case, without the express prior written consent of the Buyer. Upon the occurrence of an Event of Default, Buyer shall have, in addition to all other rights and remedies as defined under this Agreement or otherwise, all other rights and remedies provided under the UCC.

Section 4.9 Remedies. Upon the occurrence of an Event of Default, Buyer may proceed to protect and enforce its right or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Seller's obligations hereunder, or pursuant to any other legal or equitable remedy. Upon Buyer's notice to Seller of any Events of Default, the entire Purchase Amount not already paid to Buyer shall immediately become due and payable to Buyer, and the Purchased Percentage shall be increased to 100%. In addition, upon an Event of Default, Buyer, at the expense of the Seller, may (a) enforce its security interest in the collateral expressed in the UCC filing; (b) debit Seller's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Seller's bank account or otherwise; and (c) temporarily halt or permanently terminate utility services to the Seller's business facilities pursuant to the Power of Attorney (Utilities) executed by Seller herewith. Each of the remedies provided for herein are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity. Buyer shall not be required to give Seller notice of an Event of Default for Seller to be considered in default of this Agreement.

Section 4.10 Fees and Costs. Buyer shall be entitled to receive an administration fee of $30 per month for each calendar month that any amount remains outstanding under this Agreement. Such fee shall be added to the Purchased Amount on the first day of each month and paid to Buyer from the Purchased Percentage of Future Receivables. Buyer shall receive a $250 processing fee for the processing and underwriting of the transaction. Such fee shall be added upon funding and paid to Buyer from the Purchased Percentage of Future Receivables.In the event that there is a returned ACH from the debit of the Seller's account, Buyer shall be entitled to a $30 ACH return fee per returned ACH. Such fee shall be added upon receiving notice of the return and paid to Buyer from the Purchased Percentage of Future Receivables. Seller shall also pay all reasonable fees and costs (including but not limited to attorney's fees, collection fees and costs) incurred by Buyer under this Agreement, including but not limited to fees and costs arising from or related to an Event of Default, a breach of this Agreement or the enforcement of Buyer's remedies set forth in Section 4.9 above.

Seller's Initials ________ Initials here

Section 4.11 Sale of Additional Pools of Future Receipts; Schedules; Right of First Refusal. In the event that Seller wishes to sell and Buyer agrees to purchase an additional pool (or additional pools) of Receipts, then the parties agree that a new agreement for the additional pool of Receipts must be entered into or the parties may use this Agreement as the master agreement and add additional funds under an addendum to this Agreement. The determination of how to proceed shall be in the sole determination of Buyer. Under no circumstances will either the Seller or Guarantor be relieved of its obligations under this Agreement. Nothing herein shall obligate either party to sell or purchase additional pools of Receipts; however, Seller hereby grants Buyer the option of first refusal to purchase any such additional pool of Receipts that Seller may wish to sell.

Section 4.12 Daily ACH; Use of Approved Account. Seller or Seller's representatives shall initiate electronic check or ACH debit payments from the Account in Seller's Bank on a daily basis equal to the Specific Daily Amount. In the event that Buyer is unable to initiate such electronic check or ACH debit to the Account because of problems with the Seller's Bank or the Account, within two (2) business days of written notice from Buyer to Seller of the same, Seller shall open a new account at another bank approved by the Buyer, inform Buyer of such account, authorize the Buyer's daily electronic check or ACH debit of such account for the Specific Daily Amount, and exclusively use that new account to deposit and process all of its Receipts.

Section 4.13 ACH Debit Test; Commencement of Agreement. Upon the execution of this Agreement by Seller but prior to Buyer's obligation to perform under this Agreement, the parties shall conduct a processing trial of four (4) or fewer business days in order to ensure that the Seller's electronic or ACH debits are being correctly processed through the Account and that Buyer will timely receive the Specific Daily Amount. Nothing herein shall create an obligation upon Buyer to enter into this Agreement after the trial period. This Agreement shall commence upon Buyer's payment to Seller of the Purchase Price and shall not require a signature from Buyer. In the event Buyer determines, in its sole discretion, after Seller has executed this Agreement but before Buyer's purchase of the Purchased Amount, that Buyer is not interested in purchasing Seller's Receipts, Buyer shall be entitled to retain up to $500 of funds previously collected from Seller to cover Buyer's underwriting costs.

5. STANDARD PROVISIONS

Section 5.1 Modifications; Amendments. No modification, amendment, or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by both parties.

Section 5.2 Notices. All notices, requests, demands and other communications provided hereunder, including disputes or inaccuracies concerning information furnished to credit reporting agencies, shall be in writing and shall be delivered by mail, email, overnight delivery or hand delivery to the respective parties to this Agreement. Notices shall be sent to the addresses set forth on the face of this Agreement.

Section 5.3 Waiver; Remedies. No failure on the part of the Buyer to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity. Seller consents to the waiver of notice prior to Buyer exercising any and all rights provided for in this Agreement.

Section 5.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of Seller, the Buyer and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Buyer, which consent may be withheld in the Buyer's sole discretion. The Buyer reserves the right to assign this Agreement with or without prior notice to Seller.

Section 5.5 UCC Financing Statements; Further Assurances. Seller hereby authorizes Buyer to file one or more financing statements evidencing the sale of the Purchased Amount of Future Receivables hereunder, and any continuation statements or amendments thereto, and ratifies the filing of any financing statement filed by Buyer prior to the effectiveness hereof. The UCC financing statement may state that the sale of the Receipts of the Seller is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from incurring any debt, transferring future receivables to any other person, or granting any security interests in its Future Receivables until Buyer has received all amounts due under this Agreement. In addition, Seller agrees that it shall, from time to time, promptly execute and deliver all instruments and documents, and take all further action, that may be necessary or appropriate, or that Buyer may request, in order to perfect against Seller and all third parties the sale of the Purchased Amount of Future Receivables hereunder or to enable Buyer to exercise and enforce its rights and remedies hereunder. Buyer reserves the right to obtain reimbursement from Seller for all costs associated with the filing of any UCC financing statements, including a $100 charge for each UCC financing statement filed. Seller hereby acknowledges and agrees that Buyer may use "Doing Business As" ("DBA") names in connection with various matters relating to this Agreement, including without limitation, that Buyer may list a DBA name, an agent, or a subsidiary as the secured party when filing the UCC-1 financing statement(s) in accordance with this Agreement.

Section 5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah. Seller and any Guarantor consent to the jurisdiction of the federal and state courts located in the State of Utah and County of Salt Lake and agree that such courts shall be the exclusive forum for all actions, proceedings or litigation arising out of or relating to this Agreement or subject matter thereof, notwithstanding that other courts may have jurisdiction over the parties and the subject matter thereof. Service of process by certified mail to Seller's address listed on the face of this Agreement or such other address that Seller may provide Buyer in writing from time to time will be sufficient for jurisdictional purposes.

Seller's Initials __________ Initials here

Section 5.7 Counterpart Signatures. This Agreement may be executed in counterparts and a facsimile signature copy or PDF may be deemed as effective as an original signature.

Section 5.8 Survival of Representations, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

Section 5.9 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties with respect to the sale transaction contemplated herein and supersedes all prior agreements and understandings related to the subject matter hereof. It is further agreed that this Agreement and any addenda or riders hereto are the result of extensive negotiations between the parties. It is understood and agreed that both parties shall be deemed to have drafted these documents in order to avoid any negative inference by any court against the preparer of this Agreement, i.e. the parties expressly waive invocation of the doctrine of contra proferentem

Section 5.10 JURY TRIAL WAIVER. To the extent such waiver is permitted by law, THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT OR THE ENFORCEMENT HEREOF OR THEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKE THIS WAIVER KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATION OF THIS WAIVER WITH THEIR ATTORNEYS.

Section 5.11 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

Section 5.12 Captions. The captions are included only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Agreement, nor the intent of any provisions thereof.

Section 5.13 Severability. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provisions contained herein or therein shall not in any way be affected or impaired.

The Seller and each Guarantor warrant and represent that the Seller Information and Guarantor Information provided above are accurate and complete. The Seller and each Guarantor acknowledge that any misrepresentation, misinformation and/or breach of any of the express terms of this Agreement constitutes a material breach of this Agreement and that Seller and Guarantor agree to be jointly and severally liable to compensate Buyer, pursuant to the terms of this Agreement.

ACCEPTANCE OF AGREEMENT

Upon execution below, each of the parties hereto shall be obligated under this Agreement and shall be subject to all of the terms and conditions and additional terms and conditions, including any addenda or riders, as well as any additional security that the Buyer requires as a precondition to the parties entering into this Agreement, if any, hereto listed above. The person(s) executing this Agreement on behalf of the Seller warrants and represents that he/she is authorized to bind the Seller to all of the terms and conditions set forth on the front and reverse side of this Agreement and that all of the information provided herein is true and accurate in all respects. Buyer's payment of the Purchase Price shall be deemed Buyer's acceptance of this Agreement, notwithstanding Buyer's failure to execute this Agreement.

SELLER:

Sign here ______________ / Medical Imaging Corp / ________ / ______________
Signature / Print Name / Date / Title

GUARANTOR:

Sign here ______________ / Mitchell Geisler / ________ / ______________
Signature / Print Name / Date / Title

Sign here ______________ / ______________ / ________ / ______________
Signature / Print Name / Date / Title

Sign here ______________ / ______________ / ________ / ______________
Signature / Print Name / Date / Title

SNAP ADVANCES LLC:

______________ / ______________ / ________ / ______________
Signature / Print Name / Date / Title

Seller's Initials ________ Initials here

LIMITED PERSONAL GUARANTEE

This Limited Personal Guarantee (this "Guarantee") incorporates by reference the terms and conditions of the Purchase and Sale Agreement for Future Receivables (the "Purchase Agreement") entered into between the Seller and Buyer (Snap Advances LLC). Each of the capitalized terms used herein shall have the same meaning given to it in the Purchase Agreement, unless otherwise specifically defined herein.

As an additional inducement for Buyer to enter into the Purchase Agreement, the undersigned ("Guarantor") provides this limited personal guarantee. The undersigned shall have no personal liability for any amount Seller owes Buyer under the Purchase Agreement; however, and notwithstanding the foregoing, each Guarantor shall be jointly and severally, automatically, and unconditionally personally liable to the Buyer for all amounts due and owing under the Purchase Agreement in the event any of the following shall occur ("Trigger Provisions"): (1) while the Seller or its assignee is conducting business operations, and without the prior written consent of Buyer, Seller: (i) closes or fails to exclusively use the Account in Seller's Bank for the deposit and processing of all of its Receipts generated from payments from its customers or third party payors; (ii) takes any action to reduce, divert or stop the deposit of any or all payments from Seller's customers or third party payors into the Account, or permits any event to occur which could have an adverse effect on the deposit of all Seller's Receipts into the Account; (iii) takes any action or inaction that would terminate, delay or in any way limit any authorization to initiate ACH or electronic check payment from the Account for the benefit of the Buyer; (iv) changes the account name, password or other access information relating to the Account from which ACH or electronic check payments are to be made to Buyer and fails to provide Buyer with such information immediately upon Buyer's request; (v) intentionally or recklessly takes any action or inactions that blocks an ACH transfer or electronic check payment for the benefit of Buyer; (vi) sells, disposes, conveys or otherwise transfers (either voluntarily or involuntarily) any portion of its business or its business assets; or (vii) pledges or encumbers any of its Receipts in favor of anyone other than Buyer; (2) Seller materially misrepresents or commits fraud on Buyer, which shall include the Seller's knowing failure to disclose to Buyer a security interest or lien that exists upon the Receipts prior to receiving funds from the Buyer; and (3) Seller's closure of its business on account of Seller's or Guarantor's fraud, intentional misrepresentation or criminal conduct.

Each Guarantor acknowledges that he/she is involved with the Seller and derives a direct financial benefit or other benefit from the Buyer's willingness to enter into the Purchase Agreement. Each Guarantor agrees that Buyer may compromise or settle with the Seller on any terms acceptable to Buyer and that each Guarantor waives all defenses and notice of these changes, and that such changes or compromise will not reduce, alter or impact the Guarantor's obligations under this Guarantee. If any of the Trigger Provisions occur, Guarantor will immediately pay in accordance with the default provisions of the Purchase Agreement all sums due under the terms of the Purchase Agreement and will perform all obligations of the Purchase Agreement.

This Guarantee shall be governed by and construed in accordance with the laws of the State of Utah. Each Guarantor consents to the jurisdiction of the federal and state courts located in the State of Utah and County of Salt Lake and agrees that such courts shall be the exclusive forum for all actions, proceedings or litigation arising out of or relating to this Guarantee or subject matter thereof, notwithstanding that other courts may have jurisdiction over the Guarantor and the subject matter thereof.

If it is necessary for Buyer to proceed legally to enforce this Guarantee, Guarantor expressly agrees to pay all fees and costs, including reasonable attorney's fees, incurred in the enforcement of this Guarantee and the Purchase Agreement. It is not necessary for Buyer to proceed first against the Seller before enforcing this Guarantee or to notify Guarantor if the Seller defaults. By signing this Guarantee, Guarantor authorizes Buyer to obtain credit bureau reports on the Guarantor and any other financial information that is deemed necessary by Buyer.

Each Guarantor acknowledges that: (a) she/he understands the seriousness of the provisions of this Guarantee and any misrepresentation may constitute fraud; (b) she/he has had a full opportunity to consult with counsel of her/his choice; and (c) she/he has consulted with such counsel or has decided not to avail herself/himself of that opportunity.

Sign here

Signature	Print Name of Guarantor	Date
	Mitchell Geisler	

Sign here

Signature	Print Name of Guarantor	Date

Sign here

Signature	Print Name of Guarantor	Date

Seller's Initials ________ Initials here

Seller ACH Authorization Form

Seller Name: Medical Imaging Corp ______ Seller Address: 848 N Rainbow Blvd ______

City: Las Vegas ______ State: NV ______ Zip: 89107 ______

The Merchant identified above ("Seller") has sold a certain amount of its future accounts, contract rights and other obligations arising from or relating to payment of monies from Seller's customers or from third party payors (whether such payments are in the form of cash, check, credit card, debit card, bank card, electronic transfer or other form of monetary payment) to Snap Advances LLC ("Buyer") pursuant to the attached Purchase and Sale of Future Receivables Agreement dated contemporaneously herewith (the "Purchase Agreement").

Buyer is requesting the flexibility to receive payments from and make credits to the Seller pursuant to the Agreement through the Automated Clearing House (ACH) Network and/or Federal Reserve Wire System. Seller hereby agrees to grant such flexibility.

Therefore, Seller hereby (1) authorizes Buyer to take payment for services contemplated as defined in the Purchase Agreement for Receipts by ACH and to initiate, if necessary, credits or debits to the account of the Seller as per the Purchase Agreement, (2) certifies that it has selected the following financial institution to permit such debits or credits on its behalf, and (3) directs that all such electronic funds transfers be made as provided below:

Receiving Financial Institution:

Bank Name: ______ Bank Address: ______ City: ______ State: ____ Zip: ______

Routing and Transit Number: ______ Seller Account Name: ______ Seller Account Number: ______

Seller will give thirty (30) days advance, written notice to Buyer of changes in financial institution or other payment instructions. This authorization will remain in full force and effect in respect of the above account and any account into which Seller receives any monies from Seller's customers and third party payors until Buyer has received written notification from Seller.

Sign here ______ / Mitchell Geisler / ______ / ______

Signature / Print Name of Owner/Guarantor / Date / Title

Sign here ______ / ______ / ______ / ______

Signature / Print Name of Owner/Guarantor / Date / Title

Sign here ______ / ______ / ______ / ______

Signature / Print Name of Owner/Guarantor / Date / Title

Seller's Initials ______ Initials here

SNAPADVANCES
it's that easy!

497 Rockaway Ave Valley Stream, NY 11581 Phone: (516) 247-1909

Dear Client,

It is with great pleasure that we inform you that you have been approved for a merchant cash advance. Please note that in order to properly maintain your file, we require online access to your business's banking portal from which our repayment is debited. As with all information provided to us, we will safeguard the information regarding your account in the utmost of confidence.

Please fill out the form below with the access information for your account.

Bank portal website: ____________________.
Username: ____________________.
Password: ____________________.
Security Question/Answer 1: ____________________.
Security Question/Answer 2: ____________________.
Security Question/Answer 3: ____________________.
Any other information necessary to access your account: ____________________.
____________________.

Please note that the cornerstone of any business relationship is proper communication. Should any of the above information change, it is incumbent upon you to notify Snap Advances immediately. Failure to inform us of an account change will trigger a default under the Purchase and Sale Agreement for Future Receivables. A fee of $25 will be assessed to your account for every calendar day Snap Advances does not have online access to your account. We look forward to being a long-term Capital partner of yours.

Account Holder's Name: ____________________

Signature: ____________________ Sign here

Seller's Initials ________ Initials here

SNAPADVANCES
it's that easy!

136 E South Temple Suite 2420
Salt Lake City, UT 84111
877.557.7627 - snapadvances.com

Wednesday, December 30, 2015

Acknowledgement of receipt of funds

I/We, ***Mitchell Geisler,*** hereby acknowledge that I/we have executed a Purchase and Sale Agreement for Future Receivables with Snap Advances LLC on behalf of ***Medical Imaging Corp, DBA Medical Imaging Corp***. I/We further acknowledge that this Agreement contemplates a TOP-OFF amount of $60,000.00 in exchange for $86,400.00, however, due to an existing balance with Snap Advances LLC of $59,522.00, the total outstanding amount of future receivables purchased is now $145,922.00.

By signing below, I/we hereby confirm that I/we approve the amount of $60,000.00 to be received via wire transfer and will abide by the terms and conditions set forth in the Purchase and Sale Agreement for Future Receivables Agreement.

Signed,

Mitchell Geisler	Title	Date
	Title	Date
	Title	Date
Snap Advances LLC	Title	Date

Seller's Initials ________ Initials here